UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 7, 2010 (December 3, 2010)
ODIMO INCORPORATED

(Exact name of registrant as specified in Charter)

DELAWARE	000-51161	22-3607813

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)
Chadian Village, Yun County
Hubei Province, PRC 442500
(Address of Principal Executive Offices)
(86) 719-7580958
(Issuer Telephone Number)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements
     This Current Report on Form 8-K (“Form 8-K”) and other reports filed by Odimo Incorporated (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.
     In this Form 8-K, references to “we,” “our,” “us,” “Company,” “Odimo,” or the “Registrant” refer to Odimo Incorporated, a Delaware corporation.
Item 4.01 Changes in Registrant’s Certifying Accountant
Dismissal of Registrant’s Certifying Account
     Effective December 3, 2010, MarcumRachlin, a division of Marcum LLP (“Marcum Rachlin”) was dismissed as the certifying independent accountant of the Registrant. The Board of Directors (“Board”) of the Company approved such dismissal on December 3, 2010. MarcumRachlin was engaged as auditors to the Registrant for the fiscal year ended December 31, 2009.
     MarcumRachlin’s report on the Registrant’s financial statements for the two years ended December 31, 2009 did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
     For the two years ended December 31, 2009 and through the date of this Form 8-K, there were no disagreements with MarcumRachlin on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of MarcumRachlin would have caused it to make reference to this subject matter of the disagreements in connection with its report, nor were there any “reportable events” as such term as described in Item 304(a)(1)(v) of Regulation S-K.
     The Registrant requested MarcumRachlin to provide a copy of the letter addressed to the SEC stating whether it agrees with the statements made above by the Registrant regarding MarcumRachlin. A copy of the letter by MarcumRachlin is attached as Exhibit 16.1 to this Form 8-K.
Appointment of Registrant’s New Certifying Accountant
     Effective on December 3, 2010, PMB Helin Donovan (“PMB”), whose address is 101 West Cataldo Avenue, Suite 205, Spokane, WA 99201, was engaged to serve as the Registrant’s new independent certifying accountant to audit the Registrant ‘s financial statements.
     Prior to engaging PMB, the Registrant had not consulted PBM regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Registrant’s financial statements or a reportable event, nor did the Registrant consult with PMB regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.
     The dismissal of MarcumRachlin as the Registrant’s certifying independent accountant and the engagement of PMB as its new certifying independent accountant were both approved by our Board.

Item 9.01 Financial Statement and Exhibits.
(d) EXHIBITS

Exhibit
Number	Description
16.1	Letter regarding Change in Certifying Accountant

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 7, 2010	Odimo Incorporated (Registrant)
	By:	/s/ Zhihua Chen
Zhihua Chen
Chief Financial Officer

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